Exhibit 99.1

FINANCIAL STATEMENTS

Commerce Clothing Company (A Limited Liability Company)

Year ended December 31, 2004

with Report of Independent Auditors

Commerce Clothing Company

(A Limited Liability Company)

Financial Statements

Year ended December 31, 2004

Report of Independent Auditors

Board of Directors

Commerce Clothing Company LLC

We have audited the accompanying balance sheet of Commerce Clothing Company LLC (a Limited Liability Company) as of December 31, 2004, and the related statements of income, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Commerce Clothing Company LLC at December 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Los Angeles, California

April 26, 2005

Commerce Clothing Company

(A Limited Liability Company)

Balance Sheet

December 31, 2004

Assets
Current assets:
Cash	$44,630
Accounts receivable	196,598
Due from factor (Note 2) (net of allowance $261,661)	1,074,010
Inventories	2,667,515
Due from a related party (Note 4)	498,164
Prepaid expenses and other current assets	39,980

Total current assets	4,520,897

Property and equipment, net of accumulated depreciation and amortization (Note 3)	104,762

Other assets	97,463

Total assets	$4,723,122

Liabilities and members’ equity
Current liabilities:
Bank overdraft	$6,954
Accounts payable	244,043
Due to related parties (Note 4)	745,797
Due to managing member (Note 4)	675,000
Note payable (Note 5)	1,000,000
Accrued expenses	330,039

Total current liabilities	3,001,833

Due to managing member – subordinated (Notes 2 and 4)	1,250,000

Commitments and contingencies (Note 6)

Members’ equity	471,289

Total liabilities and members’ equity	$4,723,122

See accompanying notes.

Commerce Clothing Company

(A Limited Liability Company)

Statement of Income

Year ended December 31, 2004

Net revenues	$17,260,354

Cost of goods sold	14,323,037

Gross profit	2,937,317

Selling, general and administrative expenses	2,403,410

Income from operations	533,907

Interest expense	145,061
Provision for income taxes	13,590

Net income	$375,256

See accompanying notes.

Commerce Clothing Company

(A Limited Liability Company)

Statement of Members’ Equity

Year ended December 31, 2004

Balance at December 31, 2003	$96,033
Net income	375,256

Balance at December 31, 2004	$471,289

See accompanying notes.

Commerce Clothing Company

(A Limited Liability Company)

Statement of Cash Flows

Year ended December 31, 2004

Operating activities	$375,256
Net income
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	11,355
Changes in assets and liabilities:
Due from factor	(1,074,010)
Accounts receivable	(196,598)
Inventories	(2,667,515)
Due from a related party	178,635
Due to related parties	1,081,314
Prepaid expenses and other current assets	(39,980)
Bank overdraft	6,954
Accounts payable	241,543
Accrued expenses	330,039

Net cash used in operating activities	(1,753,007)

Investing activities
Purchase of property and equipment	(116,117)
Increase in other assets	(11,333)

Net cash used in investing activities	(127,450)

Financing activities	1,125,000
Loans from managing member	(200,000)
Repayment of loans from managing member	1,000,000

Loan from third-party	1,925,000

Net cash provided by financing activities	44,543
Change in cash	87

Cash at beginning of year	$44,630

Cash at end of year

Schedule of noncash financing activities
In 2004 the Company reclassified a portion of its due to related party balance to a loan from a managing member	$1,000,000

Supplemental disclosure of cash flow information
Cash paid during the year for:
Interest	$102,425

Income taxes	$4,700

See accompanying notes.

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements

December 31, 2004

1. Summary of Significant Accounting Policies

Background and Basis of Presentation

In October 1995, the Company was established as a Limited Liability Company in the state of California. The Company’s LLC agreement specifies that the Company will be dissolved no later than October 15, 2015. The Company was dormant from 1998 through April 2004, when it commenced its current operations. The financial statements include the accounts of Commerce Clothing Company LLC, a California limited liability corporation. The Company develops, sources and markets better lines of women’s apparel and operates in a single segment with the majority of the Company’s products sold to a broad range of department and specialty stores within the United States.

The Company contracts with Azteca Production International or its affiliate AZT International, related parties, to source substantially all of its goods.

Revenue Recognition

Revenues are recorded, net of anticipated returns, allowances and discounts, at the time of transfer of title in accordance with terms arranged with the customer, either FOB factory, U.S. point of entry or FOB destination.

Shipping and Handling Costs

The Company outsources distribution services to a related party. Costs relating to shipping and handling of approximately $210,000 for the year ended December 31, 2004 have been recorded as a component of selling, general and administrative expense.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less when purchased.

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market and consist solely of finished goods. Under certain market conditions, the Company uses estimates and judgments to properly value inventory. Inventory adjustments are made for the difference between the cost of the inventory and the estimated market value, and charged to operations in the period in which the facts that give rise to the adjustments become known.

Cost of Goods Sold

Cost of goods sold includes costs related to product costs, duty, quota, freight in and brokerage expense.

Property and Equipment

Property and equipment is recorded at cost. Depreciation of property and equipment is being provided by use of the straight-line method over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are amortized using the straight-line method over the lesser of their estimated useful lives or the term of the lease.

Income Taxes

The operations of the Company are included in the taxable income of the individual members; accordingly, no provision for federal income taxes is reflected in the historical financial statements. Deferred income taxes are immaterial. State taxes have been provided for under the laws governing limited liability companies. The effective tax rate differs from the statutory rate as no federal income tax has been recorded.

Concentration of Credit Risk

Financial instruments which potentially expose the Company to concentration of credit risk consist primarily of cash and cash equivalents, trade accounts receivable, amounts due from the factor, and related party receivables. In order to minimize the risk of loss, the Company assigns certain of its domestic accounts receivable to a factor who assumes all credit risk with

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

Concentration of Credit Risk (continued)

respect to collections on nonrecourse receivables, provided the factor approves the order in advance of shipment. Ongoing customer credit evaluations are performed by the Company for customers whose receivables were not assigned to the factor.

At times the Company may maintain deposits at financial institutions in excess of federally insured limits.

Comprehensive Income

Net income was equivalent to comprehensive income for the year ended December 31, 2004.

Significant Customers

One customer accounted for 58.2% of gross sales for the year ended December 31, 2004.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments, which principally include cash and cash equivalents, accounts receivable, amounts due from the factor, accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The fair value of amounts due to managing member and related party receivables and payables is unknown as the amounts are non-interest bearing and are with related parties.

Advertising Costs

The Company expenses advertising costs as costs are incurred. The amount charged to advertising expense, for the year ended December 31, 2004 was approximately $19,300.

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

2. Due from Factor

On May 25, 2004, the Company entered into a secured factoring and overadvance facilities agreement with Milberg Factors (Milberg). Pursuant to its factoring facility, the Company assigns to Milberg, without recourse for the financial inability of the customer to pay, all trade receivables of the Company acceptable to Milberg at their net invoice price less a commission of 0.55% of the gross amount of each receivable for the first 60-day term, or part thereof, and an additional 0.25% of such amount for each additional 30-day term, or part thereof. Additional fees are charged for certain customers at Milberg’s discretion. The Company bears the entire risk of nonapproved receivables and accounts receivable returned by the factor to the Company for disputed items.

The Company may draw short-term advances from Milberg up to the lesser of $6,000,000 or 90% of the eligible receivables, which advances bear interest at an annual rate of 0.50% above the highest publicly announced prime rate established from time to time by JP Morgan Chase Bank or The Bank of New York (5.50 % at December 31, 2004), but in no event less than 4% per annum.

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

2. Due from Factor (continued)

Milberg collects such advances and interest by offsetting against amounts due to the Company upon the collection of factored receivables. The eligibility of receivables is determined by Milberg in its sole discretion. The Company is subject to certain restrictive covenants, including but not limited to, maintaining tangible net worth, which pursuant to the agreement includes amounts subordinated to Milberg, and working capital of at least $1,000,000. The Company’s obligations to Milberg are secured by substantially all of the Company’s assets including receivables, inventory, property and equipment and are personally guaranteed by the Company’s managing member up to $1,000,000. Of the amounts owed to the managing member, $1,250,000 is also subordinated to Milberg.

Due from factor as presented in the balance sheet for the year ended December 31, 2004 is summarized as follows:

Nonrecourse receivables	$7,147,119

Less:
Advances from factor	(5,811,448)
Allowance for customer credits and doubtful accounts	(261,661)

$1,074,010

During the year ended December 31, 2004, the Company provided for $261,661 which was recorded as an increase to the allowance for customer credits and doubtful accounts. No amounts were charged against the allowance during the year.

3. Property and Equipment

Property and equipment at December 31, 2004 consists of the following:

Machinery and equipment	$13,962
Furniture and fixtures	27,929
Computer hardware and software	18,109
Leasehold improvements	56,117

116,117
Less accumulated depreciation and amortization	(11,355)

$104,762

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

4. Related Party Transactions

The Company purchases finished goods from Azteca Production International (Azteca) or its affiliate. Purchases aggregated $16,991,000 for the year ended December 31, 2004.

Azteca is owned by the managing member and his brother. Finished goods for orders received by the Company are ordered from Azteca at an agreed upon margin and are payable upon receipt. During 2004, the Company purchased merchandise from Azteca for a brand that Azteca was no longer a supplier. In the event the Company is unable to sell the goods, the Company has a right of return. Included in inventory at December 31, 2004 are $822,400 of these goods.

On April 1, 2004, the Company entered into a distribution agreement with Apparel Distribution Services, LLC (ADS), a Company owned by the managing member and his brother, for a term ending December 31, 2005 for distribution, warehousing and invoicing functions. The Company is charged a per unit fee for each unit shipped by ADS. Total distribution charges approximated $179,400 for the year ended December 31, 2004. At December 31, 2004, the balance due from ADS relates to expense allocations charged by the Company to ADS for shared expenses for periods prior to 2004.

In 2004, the Company was also allocated expenses from Model Transportation, LLC (Model), a company owned by the managing member, for the services of certain design personnel employed by Model. For the year ended December 31, 2004, allocated expenses from Model approximated $36,000.

In 2004, the managing member advanced $675,000 to the Company for working capital purposes payable on demand with no interest.

In 2004, pursuant to the Company’s factoring agreement with Milberg, the managing member agreed to subordinate $1,250,000 to Milberg, which has been classified as noncurrent based on the managing member’s agreement not to demand repayment prior to December 31, 2005.

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

4. Related Party Transactions (continued)

Amounts due from (to) related parties consist of the following:

December 31, 2004	Total
Due from ADS	$498,164

Due to Azteca	$(709,698)
Due to Model	(36,099)

$(745,797)

5. Note Payable

The $1,000,000 note payable due to a third-party is a short-term advance due on demand, which bears interest at 7% per annum.

6. Commitments and Contingencies

The Company is committed under noncancelable operating leases for the use of its showroom space, which expire through February 2007. The following is a schedule by years of future minimum rental payments required under operating leases that have noncancelable lease terms in excess of one year as of December 31, 2004:

Year ending December 31	Total
2005	$527,500
2006	488,300
2007	11,400

$1,027,200

Rent expense amounted to $72,900 for the year ended December 31, 2004.

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (continued)

6. Commitments and Contingencies (continued)

The Company also has a sublease agreement for one of the showroom spaces which expires December 2006. The following is a schedule by years of future minimum rental payments required under the sublease agreement:

Year ending December 31	Total
2005	$445,000
2006	445,000

$890,000

The Company is involved from time to time in routine legal matters incidental to its business. In the opinion of management, upon consultation with legal counsel, resolution of such matters will not have a material effect on the Company’s financial position or results of operations.

7. Employee Benefit Plan

The Company’s employees participate in a defined contribution plan (the Plan) of a related party, which covers eligible employees over the age of 18 and whose period of service exceeds six months. The Plan’s assets are maintained by a third-party trustee and are segregated from those of the Company. Employer matching contributions are made at the discretion of the employer. The Company’s matching contributions related to the Plan approximated $2,300 for the year ended December 31, 2004.

8. Subsequent Event

In 2005, the Company began preliminary discussions to be acquired by a public company. The preliminary proposed purchase price would involve shares of the acquiring company’s common stock and a promissory note. In addition, the acquiring company would enter into a supply agreement with AZT International to manufacture denim products. The parties have entered into a letter of intent and completion of the transaction is subject to the execution of a definitive purchase agreement. Accordingly, there can be no assurance that the transaction will be consummated.

F I N A N C I A L  S T A T E M E N T S

Commerce Clothing Company (A Limited Liability Company)

For the six months ended June 30, 2005

Commerce Clothing Company

(A Limited Liability Company)

Financial Statements

For the six months ended June 30, 2005 (Unaudited)

Contents

Financial Statements

Commerce Clothing Company

(A Limited Liability Company)

Balance Sheets

	June 30, 2005	December 31, 2004
	(Unaudited)
Assets
Current assets:
Cash	$64,924	$44,630
Accounts receivable	27,725	196,598
Due from factor (Note 2) (net of allowance $688,281 at June 30, 2005 and $261,661 at December 31, 2004)	2,418,187	1,074,010
Inventories	4,789,189	2,667,515
Due from a related party (Note 4)	—	498,164
Prepaid expenses and other current assets	149,203	39,980

Total current assets	7,449,228	4,520,897

Property and equipment, net of accumulated depreciation and amortization (Note 3)	164,384	104,762

Other assets	97,463	97,463

Total assets	$7,711,075	$4,723,122

Liabilities and members’ equity
Current liabilities:
Bank overdraft	$50,220	$6,954
Accounts payable	1,178,330	244,043
Accrued expenses	449,142	330,039
Due to related parties (Note 4)	757,465	745,797
Due to managing member (Note 4)	1,453,303	675,000
Note payable (Note 5)	—	1,000,000

Total current liabilities	3,888,460	3,001,833

Due to managing member – subordinated (Notes 2 and 4)	1,250,000	1,250,000

Commitments and contingencies (Note 6)

Members’ equity	2,572,615	471,289

Total liabilities and members’ equity	$7,711,075	$4,723,122

See accompanying notes.

1

Commerce Clothing Company

(A Limited Liability Company)

Statement of Income (Unaudited)

For the six months ended June 30, 2005

Net revenues	$34,220,207

Cost of goods sold	27,410,108

Gross profit	6,810,099

Selling, general and administrative expenses	4,435,337

Income from operations	2,374,762

Interest expense	272,636

Provision for income taxes	800

Net income	$2,101,326

See accompanying notes.

2

Commerce Clothing Company

(A Limited Liability Company)

Statement of Members’ Equity (Unaudited)

For the six months ended June 30, 2005

Balance at December 31, 2004	$471,289
Net income	2,101,326

Balance at June 30, 2005	$2,572,615

See accompanying notes.

3

Commerce Clothing Company

(A Limited Liability Company)

Statement of Cash Flows (Unaudited)

For the six months ended June 30, 2005

Operating activities
Net income	$2,101,326
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	17,993
Changes in assets and liabilities:
Due from factor	(1,344,177)
Accounts receivable	168,873
Inventories	(2,121,674)
Due from a related party	498,164
Due to related parties	11,668
Prepaid expenses and other current assets	(109,223)
Bank overdraft	43,266
Accounts payable	934,287
Accrued expenses	119,103

Net cash provided by operating activities	319,606

Investing activities
Purchase of property and equipment	(77,615)

Net cash used in investing activities	(77,615)

Financing activities
Loans from managing member	800,000
Repayment of loans from managing member	(21,697)
Repayment of loan from third-party	(1,000,000)

Net cash used in financing activities	(221,697)

Change in cash	20,294
Cash at beginning of period	44,630

Cash at end of period	$64,924

Supplemental disclosure of cash flow information
Cash paid during the period for:
Interest	$315,595

Income taxes	$13,090

See accompanying notes.

4

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2005

1. Summary of Significant Accounting Policies

Background and Basis of Presentation

In October 1995, the Company was established as a Limited Liability Company in the State of California. The Company’s LLC agreement specifies that the Company will be dissolved no later than October 15, 2015. The Company was dormant from 1998 through April 2004, when it commenced its current operations. The financial statements include the accounts of Commerce Clothing Company L.L.C., a California limited liability corporation. The Company develops, sources and markets better lines of women’s apparel and operates in a single segment with the majority of the Company’s products sold to a broad range of department and specialty stores within the United States.

These accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. The balance sheet at December 31, 2004 has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The Company contracts with Azteca Production International or its affiliate AZT International, related parties, to source substantially all of its goods.

Revenue Recognition

Revenues are recorded, net of anticipated returns, allowances and discounts, at the time of transfer of title in accordance with terms arranged with the customer, either FOB factory, U.S. point of entry or FOB destination.

Shipping and Handling Costs

The Company outsources distribution services to a related party. Costs relating to shipping and handling of approximately $1,395,600 for the six months ended June 30, 2005, have been recorded as a component of selling, general and administrative expense.

5

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

1. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less when purchased.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market and consist solely of finished goods. Under certain market conditions, the Company uses estimates and judgments to properly value inventory. Inventory adjustments are made for the difference between the cost of the inventory and the estimated market value, and charged to operations in the period in which the facts that give rise to the adjustments become known.

Cost of Goods Sold

Cost of goods sold includes costs related to product costs, duty, quota, freight in and brokerage expense.

Property and Equipment

Property and equipment is recorded at cost. Depreciation of property and equipment is provided by use of the straight-line method over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are amortized using the straight-line method over the lesser of their estimated useful lives or the term of the lease.

Income Taxes

The operations of the Company are included in the taxable income of the individual members; accordingly, no provision for federal income taxes is reflected in the historical financial statements. State taxes have been provided for under the laws governing limited liability companies.

6

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

1. Summary of Significant Accounting Policies (continued)

Concentration of Credit Risk

Financial instruments which potentially expose the Company to concentration of credit risk consist primarily of cash and cash equivalents, trade accounts receivable, amounts due from the factor, and related party receivables. In order to minimize the risk of loss, the Company assigns certain of its domestic accounts receivable to a factor who assumes all credit risk with respect to collections on nonrecourse receivables, provided the factor approves the order in advance of shipment. Ongoing customer credit evaluations are performed by the Company for customers whose receivables were not assigned to the factor.

At times the Company may maintain deposits at financial institutions in excess of federally insured limits.

Comprehensive Income

Net income was equivalent to comprehensive income for the six months ended June 30, 2005.

Significant Customers

Individual customers aggregating in excess of 10% of gross sales for the six months ended June 30, 2005 are summarized as follows:

Customer A	26.1%
Customer B	22.5%

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments, which principally include cash and cash equivalents, accounts receivable, amounts due from the factor, accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The fair value of amounts due to managing member and related party receivables and payables is unknown as the amounts are non-interest bearing and are with related parties.

7

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

1. Summary of Significant Accounting Policies (continued)

Advertising Costs

The Company expenses advertising costs as costs are incurred. The amount charged to advertising expense for the six months ended June 30, 2005 aggregated $39,400.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

2. Due from Factor

On May 25, 2004, the Company entered into a secured factoring and overadvance facilities agreement with Milberg Factors (Milberg). Pursuant to its factoring facility, the Company assigns to Milberg, without recourse for the financial inability of the customer to pay, all trade receivables of the Company acceptable to Milberg at their net invoice price less a commission of 0.55% of the gross amount of each receivable for the first 60-day term, or part thereof, and an additional 0.25% of such amount for each additional 30-day term, or part thereof. Additional fees are charged for certain customers at Milberg’s discretion. The Company bears the entire risk of nonapproved receivables and accounts receivables returned by the factor to the Company for disputed items.

8

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

2. Due from Factor (continued)

The Company may draw short-term advances from Milberg up to the lesser of $10,000,000 (as amended in March 2005) or 90% of the eligible receivables, which advances bear interest at an annual rate of 0.50% above the highest publicly announced prime rate established from time to time by JP Morgan Chase Bank or The Bank of New York (6.5% at June 30, 2005), but in no event less than 4% per annum.

Milberg collects such advances and interest by offsetting against amounts due to the Company upon the collection of factored receivables. The eligibility of receivables is determined by Milberg in its sole discretion. The Company is subject to certain restrictive covenants, including but not limited to, maintaining tangible net worth, which pursuant to the agreement includes amounts subordinated to Milberg, and working capital of at least $1,000,000. The Company’s obligations to Milberg are secured by substantially all of the Company’s assets including receivables, inventory, property and equipment and are personally guaranteed by the Company’s managing member up to $1,000,000. Of the amounts owed to the managing member, $1,250,000 is also subordinated to Milberg.

Due from factor as presented in the balance sheets is summarized as follows:

	June 30 2005	December 31 2004
	(Unaudited)
Nonrecourse receivables	$17,876,695	$7,147,119

Less:
Advances from factor	(14,770,227)	(5,811,448)
Allowance for customer credits and doubtful accounts	(688,281)	(261,661)

	$2,418,187	$1,074,010

9

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

3. Property and Equipment

Property and equipment consists of the following:

	June 30 2005	December 31 2004
	(Unaudited)
Machinery and equipment	$18,097	$13,962
Furniture and fixtures	41,841	27,929
Computer hardware and software	63,778	18,109
Leasehold improvements	70,016	56,117

	193,732	116,117
Less accumulated depreciation and amortization	(29,348)	(11,355)

	$164,384	$104,762

4. Related Party Transactions

The Company purchases finished goods from Azteca Production International (Azteca) or its affiliate. Purchases aggregated $26,744,000 for the six months ended June 30, 2005.

Azteca is owned by the managing member and his brother. Finished goods for orders received by the Company are ordered from Azteca at an agreed upon margin and are payable upon receipt. During 2004, the Company purchased merchandise from Azteca for a brand that Azteca was no longer a supplier. In the event the Company is unable to sell the goods, the Company has a right of return. Included in inventory at June 30, 2005 is $498,200 of these goods.

On April 1, 2004, the Company entered into a distribution agreement with Apparel Distribution Services, LLC (ADS), a Company-owned by the managing member and his brother, for a term ending December 31, 2005 for distribution, warehousing and invoicing functions. Throughout 2004, the Company was charged a per unit fee for each unit shipped by ADS. Effective January 1, 2005, the distribution agreement was revised. The Company is currently charged a quarterly fee of $625,000 for the services of ADS. This revised agreement is temporary and was renegotiated when the subsequent acquisition (Note 8) was consummated. For the six months ended June 30, 2005 distribution charges were $1,250,000. At December 31, 2004, the balance due from ADS relates to expense allocations charged by the Company to ADS for shared expenses for periods prior to 2004.

10

Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

4. Related Party Transactions (continued)

The Company was also allocated expenses from Model Transportation, LLC (Model), a company owned by the managing member, for the services of certain design personnel employed by Model. For the six months ended June 30, 2005 allocated expenses from Model approximated $38,200.

In May 2004 and February 2005, the managing member made non-interest bearing loans to the Company of $675,000 and $800,000, respectively, for working capital purposes payable on demand.

On May 25, 2004, pursuant to the Company’s factoring agreement with Milberg, the managing member agreed to subordinate $1,250,000 to Milberg, which has been classified as noncurrent based on the managing member’s agreement not to demand repayment prior to June 30, 2006.

Amounts due from (to) related parties consist of the following:

	June 30 2005	December 31 2004
	(Unaudited)
Due from ADS	$—	$498,164

Due to ADS	$(699,277)	$—
Due to Azteca	(44,294)	(709,698)
Due to Model	(13,894)	(36,099)

	$(757,465)	$(745,797)

5. Note Payable

The $1,000,000 note payable due to a third-party, on demand, was a short-term advance, which bore interest at 7% per annum and was repaid in March 2005.

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Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

6. Commitments and Contingencies

The Company is committed under noncancelable operating leases for the use of its showroom space which expire through February 2007. The following is a schedule by years of future minimum rental payments required under operating leases that have noncancelable lease terms in excess of one year as of June 30, 2005:

Year ending December 31	Total
2005 (6 months)	$263,700
2006	488,300
2007	11,400

$763,400

Rent expense amounted to $80,800 for the six months ended June 30, 2005.

The Company also has a sublease agreement for one of the showroom spaces which expires December 2006. The following is a schedule by years of future minimum rental payments required under the sublease agreement:

Year ending December 31	Total
2005 (6 months)	$222,500
2006	445,000

$667,500

The Company is involved from time to time in routine legal matters incidental to its business. In the opinion of management, upon consultation with legal counsel, resolution of such matters will not have a material effect on the Company’s financial position or results of operations.

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Commerce Clothing Company

(A Limited Liability Company)

Notes to Financial Statements (Unaudited) (continued)

7. Employee Benefit Plan

The Company’s employees participate in a defined contribution plan (the Plan) of a related party, which covers eligible employees over the age of 18 and whose period of service exceeds six months. The Plan’s assets are maintained by a third-party trustee and are segregated from those of the Company. Employer matching contributions are made at the discretion of the employer. The Company’s matching contributions related to the Plan approximated $3,300 for the six months ended June 30, 2005.

8. Subsequent Events

On August 1, 2005, the Company entered into an Asset Purchase Agreement with a public company effective as of July 30, 2005. The assets sold included all tangible personal property located in the Company’s showrooms, open purchase orders, books & records, intellectual property, customer lists and records. The Company received shares of the acquiring company’s common stock and a promissory note. In addition, the acquiring company entered into a non-exclusive supply agreement with AZT International to manufacture denim products. The acquiring company also entered into a distribution agreement with the Company. Both agreements have an initial term of the earlier of (i) two (2) years after the effective date or (ii) the date the agreement is terminated.

In August 2005, the Company officially changed its name to Diversified Apparel Resources, LLC.

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